Exhibit 99.1

ALYST ACQUISITION CORP.
(a development stage company)

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	2

Financial Statements

Balance Sheets	3

Statements of Operations	4

Statements of changes in Stockholders' Equity	5

Statements of Cash Flows	6

Notes to Financial Statements	7 - 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Alyst Acquisition Corp.

We have audited the accompanying balance sheets of Alyst Acquisition Corp. (a development stage company) (the “Company”) as of July 5, 2007 and October 13, 2006, and the related statements of operations, changes in stockholders’ equity and cash flows for the periods August 16, 2006 (inception) to July 5, 2007 and August 16, 2006 (inception) to October 13, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alyst Acquisition Corp. (a development stage company) as of July 5, 2007 and October 13, 2006, and the results of its operations and its cash flows for the periods August 16, 2006 (inception) to July 5, 2007 and August 16, 2006 (inception) to October 13, 2006, in conformity with United States generally accepted accounting principles.

/s/ Marcum & Kliegman LLP

Melville, New York
July 6, 2007

ALYST ACQUISITION CORP.
(a development stage company)

BALANCE SHEETS

	July 5,	October 13,
	2007	2006

ASSETS
Current Assets:
Cash	$302,497	$122,473
Cash held in Trust Fund	63,154,286	---
Prepaid expenses	13,000	---
Interest receivable	25	32
Total current assets	63,469,808	122,505

Deferred offering costs	---	52,500
Total assets	$63,469,808	$175,005

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accrued expenses	$2,000	$231
Accrued offering costs	82,709	---
Notes payable to stockholders	150,000	150,000
Total current liabilities	234,709	150,231

Common stock subject to possible conversion,
2,412,516 shares at conversion value	18,939,970	---

Commitments and contingencies

Stockholders' equity
Preferred stock,$.0001 par value
Authorized 1,000,000 shares; none issued or outstanding	---	---
Common stock, $.0001 par value
Authorized 30,000,000 shares
Issued and outstanding 9,794,400 shares (less
2,412,516 subject to possible conversion) and 1,750,000, respectively	738	175
Additional paid-in capital	44,298,283	24,825
Deficit accumulated during the development stage	(3,892)	(226)
Total stockholders' equity	44,295,129	24,774

Total liabilities and stockholders' equity	$63,469,808	$175,005

The accompanying notes are an integral part of these financial statements.

ALYST ACQUISITION CORP.
(a development stage company)

STATEMENTS OF OPERATIONS

	For the period August 16, 2006 (inception) to July 5, 2007	For the period August 16, 2006 (inception) to October 13, 2006

Formation and operating costs	$(5,452)	$(258)

Interest income	1,560	32

Net loss for the period	$(3,892)	$(226)

Weighted average number of common shares
outstanding - Basic and diluted	1,767,382	1,750,000

Basic and diluted net loss per share	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

ALYST ACQUISITION CORP.
(a development stage company)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

					Deficit
					Accumulated
					During the	Total
	Common Stock			Additional	Development	stockholders'
	Shares	Amount		paid-in capital	Stage	equity

Balance at August 16, 2006	---	$	---	$ ---	$ ---	$ ---

Common shares issued at inception at
$0.014 per share	1,750,000		175	24,825	---	25,000
Net Loss from August 16, 2006
(inception) to October 13, 2006	---		---	---	(226)	(226)
Balance at October 13, 2006	1,750,000		175	24,825	(226)	24,774

Sale of 8,044,400 units, net of underwriters'
discount and offering expenses (includes
2,412,516 shares subject to possible
conversion)	8,044,400		804	61,393,087	---	61,393,891

Proceeds subject to possible
conversion of 2,412,516 shares	---		(241)	(18,939,729)	---	(18,939,970)

Proceeds from issuance of sponsors'
warrants	---		---	1,820,000	---	1,820,000

Proceeds from issuance of
underwriters' purchase option	---		---	100	---	100

Net Loss from October 14, 2006 to
July 5, 2007	---		---	---	(3,666)	(3,666)

Balance at July 5, 2007	9,794,400		$738	$44,298,283	$(3,892)	$44,295,129

The accompanying notes are an integral part of these financial statements.

ALYST ACQUISITION CORP.
(a development stage company)

STATEMENT OF CASH FLOWS

	For the period August 16, 2006 (inception) to July 5, 2007		For the period August 16, 2006 (inception) to October 13, 2006

Cash flows from operating activities
Net loss		$(3,892)	$(226)
Adjustment to reconcile net loss to net cash used in operating activities:
Change in operating assets and liabilities:
Prepaid expenses		(13,000)	---
Interest receivable		(25)	(32)
Accrued expenses		2,000	231
Net cash used in operating activities		(14,917)	(27)

Cash flows from investing activities
Cash held in trust fund		(63,154,286)	---
Net cash used in investing activities		(63,154,286)	0

Cash flows from financing activities
Proceeds from issuance of common stock to initial stockholders		25,000	25,000
Gross proceeds from initial public offering		64,355,200	---
Proceeds from issuance of sponsors' warrants		1,820,000	---
Proceeds from issuance of underwriters' purchase option		100	---
Proceeds from notes payable to stockholders		150,000	150,000
Payment of offering costs		(2,878,600)	(52,500)
Net cash provided by financing activities		63,471,700	122,500

Net increase in cash		302,497	122,473
Cash at beginning of period		---	---
Cash at end of period		$302,497	$122,473

Supplemental disclosure of non-cash transactions:
Accrual for deferred offering costs:
Deferred offering costs		$82,709
Accrued offering costs		(82,709)
	$	---

The accompanying notes are an integral part of these financial statements.

Alyst Acquisition Corp.
(a development stage company)
Notes to Financial Statements

1.	Organization, Business Operations and Significant Accounting Policies

Alyst Acquisition Corp. (the “Company”) was incorporated in Delaware on August 16, 2006 as a blank check company to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business (“Business Combination”).

At July 5, 2007, the Company had not yet commenced any operations. All activity from August 16, 2007 (inception) through July 5, 2007 relates to the Company’s formation and the public offering described below. The Company has selected June 30, 2007 as its fiscal year end.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective June 29, 2007. The Company consummated the Offering on July 5, 2007 and received net proceeds of $61,393,891 and $1,820,000 from the sale of insider warrants on a private placement basis (see Note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $63,154,286 (or approximately $7.85 per share) of the net proceeds of this offering and the sale of the insider warrants (see Note 2) is being held in a trust account (“Trust Account”) and will be invested in United States “government securities” within the meaning of Section 2(a) (16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its initial Business Combination or (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The Company’s officers have agreed that they will be personally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Except with respect to interest income that may be released to the Company of (i) up to $1,680,000 to fund expenses related to investigating and selecting a target business and our other working capital requirements and (ii) any additional amounts needed to pay income or other tax obligations, the proceeds held in trust will not be released from the trust account until the earlier of the completion of a Business Combination or our liquidation.

The Company, after signing a definitive agreement for a Business Combination with a target business or businesses, is required to submit such transaction for stockholder approval. In the event that the stockholders owning 30% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”) have agreed to vote all of their 1,750,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer apply.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash from the Trust Fund. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 29.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (29.99% of the amount held in the trust account) has been classified as common stock subject to possible conversion in the accompanying July 5, 2007 balance sheet.

The Company’s Certificate of Incorporation was amended on June 29, 2007 to provide that the Company will continue in existence only until 24 months from the effective date of the registration statement relating to the Offering (“Effective Date”), or June 29, 2009. If the Company has not completed a Business Combination by such date, its corporate existence will cease except for the purposes of liquidating and winding up its affairs. In the event of liquidation, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per Unit in the Offering.

Loss Per Share:

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. Since there are no potentially dilutive securities and there is a net loss, basic and diluted loss per share are identical.

Common shares subject to possible conversion of 2,412,516 have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro-rata share of the trust earnings.

Income Taxes:

Deferred income taxes are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents are carried at cost, which approximates fair value.

SFAS No. 105, “Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk”, requires disclosure of significant concentrations of credit risk regardless of the degree of risk. At July 5, 2007, financial instruments that potentially expose the Company to credit risk consist of cash. The Company maintains its cash balances in various financial institutions. The Federal Deposit Insurance Corporation insures balances in bank accounts up to $100,000 and the Securities Investor Protection Corporation insures balances up to $500,000 in brokerage accounts. Management believes the risk of loss to be minimal since it invests in or through major financial institutions.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”, (“FIN 48”). This interpretation clarified the accounting for uncertainty in income taxes recognized in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes” (“SFAS No. 109”). Specifically, FIN 48 clarifies the application of SFAS No. 109 by defining a criterion that an individual tax position must meet for any part of the benefit of that position to be recognized in an enterprise’s financial statements. Additionally, FIN 48 provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods of income taxes, as well as the required disclosure and transition. This interpretation is effective for fiscal years beginning after December 15, 2006. The company is currently evaluating the requirements of FIN 48 and has not yet determined if adoption of FIN 48 will have a significant impact on its financial statements.

In February 2006, the FASB issued SFAS No. 155 ''Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140'', (''SFAS 155''). SFAS No. 155 clarifies certain issues relating to embedded derivatives and beneficial interests in securitized financial assets. The provisions of SFAS No. 155 are effective for all financial instruments acquired or issued after fiscal years beginning after September 15, 2006. The Company currently does not have any embedded derivatives or beneficial interests in securitized financial assets.

In June 2005, the Emerging Issue Task Force (“EITF”) reached consensus on Issue No. 05-6, “Determining the Amortization Period for Leasehold Improvements” ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a Business Combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for reporting periods beginning after June 29, 2005. The adoption of EITF 05-6 did not have a material impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157 (“SFAS 157”), “Fair Value Measurements.” Among other requirements, SFAS 157 defines fair value and establishes a framework for measuring fair value and also expands disclosure about the use of fair value to measure assets and liabilities. SFAS 157 is effective beginning the first fiscal year that begins after November 15, 2007. The Company is currently evaluating the impact of SFAS 157 on its financial position and results of operations.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”), which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. The guidance is applicable for fiscal years ending after November 15, 2006. The Company does not believe SAB 108 will have a material impact on its financial statements.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2.	Initial Public Offering

On July 5, 2007, the Company sold 8,044,400 Units, including 1,044,400 units from the exercise of the underwriters’ over-allotment option, at a Offering price of $8.00 per Unit. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and one Redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination or June 29, 2008 and expiring June 28, 2011. The Company may redeem the Warrants, with the prior consent of Ferris, Baker Watts Incorporated and Jesup & Lamont Securities Corporation, the representatives (“Representatives”) of the underwriters in the Offering, at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which the notice of redemption is given. In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to settle the warrant exercise, whether by net cash settlement or otherwise. Consequently, the Warrants may expire unexercised and unredeemed and an investor in the Offering may effectively pay the full Unit price solely for the shares of common stock included in the units (since the Warrants may expire worthless).

The Company has agreed to pay the underwriters in the Offering an underwriting discount of 7.0% of the gross proceeds of the Offering and a non-accountable expense allowance equal to 1.0% of the gross proceeds of the Offering which are not associated with the over-allotment. However, the underwriters have agreed that approximately 3.27% of the underwriting discount and the 1.0% non-accountable expense allowance will not be payable unless and until the Company completes a Business Combination and have waived their right to receive such payment upon the Company’s liquidation if it is unable to complete a Business Combination.

The Company also issued a unit purchase option, for $100, to the Representatives, on the Effective Date to purchase 300,000 Units at an exercise price of $10.00 per Unit. The Company accounted for the fair value of the unit purchase option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of this unit purchase option is approximately $1,026,000 ($3.42 per Unit underlying the unit purchase option) using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the Representatives is estimated as of the date of grant using the following assumptions: (1) expected volatility of 45%, (2) risk-free rate of 4.65% and (3) expected life of 5 years. The unit purchase option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the Units underlying the unit purchase option (the difference between the market price of the Units and the exercise price of the unit purchase option) to exercise the unit purchase option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the unit purchase option or the Warrants underlying the unit purchase option. The holder of the unit purchase option will not be entitled to exercise the unit purchase option or the Warrants underlying the unit purchase option unless a registration statement covering the securities underlying the unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the unit purchase option or underlying Warrants, the unit purchase option or Warrants, as applicable, will expire worthless.

On July 5, 2007, pursuant to Subscription Agreements, dated as of October 12, 2006, certain of the Initial Stockholders purchased from the Company, in the aggregate, 1,820,000 warrants for $1,820,000 (the “Insiders’ Warrants”). All of the proceeds the Company received from these purchases were placed in the Trust Account. The Insiders’ Warrants are identical to the Warrants underlying the Units in the Offering except that if the Company calls the Warrants for redemption, the Insiders’ Warrants may be exercised on a “cashless basis”. The purchasers of the Insiders’ Warrants have agreed that the Insiders’ Warrants will not be sold or transferred by them until after the Company has completed a business combination.

The Initial Stockholders and holders of the Insiders’ Warrants (or underlying securities) are entitled to registration rights with respect to their founding shares or Insiders’ Warrants (or underlying securities), as the case may be, pursuant to an agreement dated June 29, 2007. The holders of the majority of the founding shares are entitled to demand that the Company register these shares at any time commencing nine months after the consummation of a Business Combination. The holders of the Insiders’ Warrants (or underlying securities) are entitled to demand that the Company register such securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Insiders’ Warrants (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

3.	Offering Costs

At October 13, 2006, deferred offering costs amounting to $52,500 consisted of underwriting, legal and accounting fees incurred through the balance sheet date in connection with the Offering and have been charged to equity at the time of the closing of the Offering.

At July 5, 2007, the Company accrued offering costs amounting to $82,709 which consisted of road show, accounting and printing fees incurred through the balance sheet date that are related to the Offering and have been charged to equity at the time of the closing of the Offering.

4.	Notes Payable, Stockholders

The Company issued a total of $150,000 of unsecured promissory notes to four Initial Stockholders, who are also officers and directors of the Company, as of September 1, 2006. The notes are non-interest bearing and became payable upon the consummation of the Offering. Due to the short-term nature of the notes, the fair value of the notes approximates its carrying amount.

5.	Commitments and Contingencies

There is no material litigation currently pending against the company or any members of our management team in their capacity as such.

The Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

6.	Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.

7.	Common Stock

At July 5, 2007, there were 10,464,400 shares of common stock reserved for issuance upon exercise of Warrants and the Insiders’ Warrants.